                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         TELETOUCH COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                [TELETOUCH LOGO]

                            110 N. COLLEGE, SUITE 200
                               TYLER, TEXAS 75702


October 11, 2000


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Teletouch Communications, Inc. on November 9, 2000. The 2000 annual meeting will begin at 8:00 a.m. local time at the Adolphus Hotel, 1321 Commerce, Dallas, Texas.

Information regarding each of the matters to be voted upon at the 2000 annual meeting is contained in the attached Proxy Statement and Notice of the Annual Meeting of Stockholders. We urge you to read the Proxy Statement carefully. The Proxy Statement is being mailed to all stockholders on or about October 11, 2000.

Because it is important that your shares be voted at the 2000 annual meeting, whether or not you plan to attend in person, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

We look forward to seeing you in Dallas on November 9, 2000.

Very truly yours,

/s/ Robert M. McMurrey

Robert M. McMurrey
Chairman of the Board

                         TELETOUCH COMMUNICATIONS, INC.
                            110 N. COLLEGE, SUITE 200
                               TYLER, TEXAS 75702

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    ----------------------------------------

TO THE STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Teletouch Communications, Inc., a Delaware corporation ("Teletouch" or the "Company"), will be held on November 9, 2000, at the Adolphus Hotel, 1321 Commerce, Dallas, Texas, at 8:00 a.m. local time, and thereafter as it may from time to time be adjourned, for the purposes stated below:

1. To elect two Class III directors to serve for three years and until their successors have been duly elected and shall qualify;

2. To ratify the selection of Ernst & Young LLP as the Company's independent accountants; and

3. To transact such other business as may properly come before the meeting in connection with the foregoing or otherwise.

         All stockholders are cordially invited to attend the Annual Meeting of Stockholders. Only those stockholders of record at the close of business on October 3, 2000 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournments thereof. The stock transfer books will not be closed.

         Stockholders should note that the Teletouch By-Laws provide that no proposals or nominations of directors by stockholders shall be presented for vote at an annual meeting of stockholders unless notice complying with the requirements in the By-Laws is provided to the Board of Directors or the Teletouch Secretary no later than the close of business on the fifth day following the day on which notice of the meeting is first given to stockholders.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENVELOPE PROVIDED.

Tyler, Texas                          By the Order of the Board of Directors of
October 11, 2000                      Teletouch Communications, Inc.


                                      /s/ Susie F. Smith

                                      Susie F. Smith
                                      Secretary

                         TELETOUCH COMMUNICATIONS, INC.

                                 PROXY STATEMENT
                                NOVEMBER 9, 2000
                         ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHY DID YOU SEND ME THIS PROXY STATEMENT?

         This Proxy Statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Teletouch Communications, Inc., a Delaware corporation ("Teletouch" or the "Company"), for use at the Annual Meeting of Teletouch stockholders to be held at the Adolphus Hotel, 1321 Commerce, Dallas, Texas, on November 9, 2000, at 8:00 a.m. local time, and at any adjournments of such Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

         The Annual Meeting has been called to consider and take action on the following proposals:

1. To elect two Class III directors to serve for three years and until their successors have been duly elected and shall qualify.

2. To ratify the selection of Ernst & Young LLP as the Company's independent accountants.

3. To transact such other business as may properly come before the Annual
Meeting.

         The Company's Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each of the proposals.

WHO MAY VOTE ON THESE PROPOSALS?

         All of the holders of record of common stock, $.001 par value, of Teletouch at the close of business on October 3, 2000 (the "Record Date") will be entitled to vote at the Annual Meeting. At the close of the Record Date, the Company had 4,898,192 shares of common stock outstanding and entitled to vote. At least one-third, or 1,632,731 shares of common stock, will constitute a quorum for the purposes of transacting business at the Annual Meeting.

         The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Teletouch Annual Report to Stockholders for the year ended May 31, 2000 are being mailed to stockholders on or about October 11, 2000.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

         The Annual Meeting will be postponed if a quorum is not present on November 9, 2000. The presence in person or by proxy of holders of record of at least one-third (1/3) of the shares of common stock outstanding as of the Record Date is required for a quorum to transact business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned until a quorum is obtained. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business but are not counted as an affirmative vote for purposes of determining whether a proposal has been approved. Holders of Series A 14% Cumulative Preferred Stock and of Series B Preferred Stock which are issued and outstanding are entitled to notice of all meetings of stockholders at the same time and in the same manner as notice is given to all stockholders entitled to vote at any such meeting; however, such shares of Preferred Stock shall not be counted for purposes of calculating the quorum nor are such shares of Preferred Stock entitled to vote on any matter proposed herein.

HOW DO I VOTE IN PERSON?

         If you plan to attend the Annual Meeting on November 9, 2000, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

HOW DO I VOTE BY PROXY?

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices your proxy will vote your shares as recommended by the Board of Directors as follows:

         -    "FOR" the election of the Class III Director nominees.
         -    "FOR" ratification of the selection of independent accountants.

         If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this Proxy Statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         - You may send in another proxy with a later date.

         - You may notify Teletouch in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the annual meeting, that you are revoking your proxy.

         - You may vote in person at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         PROPOSAL 1:  ELECTION OF CLASS III DIRECTORS.

         The nominees to be elected as Class III Directors named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting. A nominee who receives a "plurality" means he has received more votes than any other nominee for the same director's seat.

         PROPOSAL 2:  RATIFICATION OF INDEPENDENT ACCOUNTANTS.

         The approval of Proposal 2 requires the affirmative vote of at least a majority of the shares of common stock entitled to vote thereon, present in person or by proxy.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?

         The Board of Directors does not propose any action for which the laws of the State of Delaware, the Certificate of Incorporation or the By-Laws of Teletouch provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

WHO BEARS THE COST OF SOLICITING PROXIES?

         The cost of soliciting proxies in the accompanying form will be borne by Teletouch. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

         The Company will, upon written request of any stockholder, furnish without charge a copy of its Annual Report on Form 10-K for the year ended May 31, 2000, as filed with the Securities and Exchange Commission ("SEC"), without exhibits. Please address all such requests to Teletouch Communications, Inc., 110 N. College, Suite 200, Tyler, Texas 75702, Attention: Assistant Secretary. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate processing fee.

WHERE ARE TELETOUCH'S PRINCIPAL EXECUTIVE OFFICES?

         The principal executive offices of Teletouch are located at 110 N. College, Suite 200, Tyler, Texas 75702 and our telephone number is (903) 595-8889.

HOW CAN I GET ADDITIONAL INFORMATION ABOUT TELETOUCH?

         Teletouch is subject to the informational requirements of the Securities Exchange Act which requires that Teletouch file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Such filings may be inspected and copied at the public reference facilities of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549; and at the SEC's regional offices at Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661, and at 7 World Trade Center, 13th Floor, New York, NY 10048. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. In addition, the SEC maintains a Web site on the Internet that contains reports, proxy and information statements and other information regarding registrants, including Teletouch, that file electronically with the SEC. The SEC's Web site address is www.sec.gov.

                  INFORMATION ABOUT TELETOUCH STOCK OWNERSHIP

WHICH STOCKHOLDERS OF THE COMPANY OWN MORE THAN 5% OF TELETOUCH? HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?

         As of the Record Date, all of the present directors and executive officers of Teletouch, as a group of eight persons, owned beneficially 71.5% of the total voting securities of Teletouch. To the knowledge of management, as of the Record Date, the only executive officers, directors or nominees for director who owned beneficially five percent or more of Teletouch outstanding shares are Messrs. McMurrey, Van Pelt and Wedner.

         In June 1998 Teletouch effected a two-for-three reverse split of its common stock. Unless otherwise indicated, all figures in this Proxy Statement relating to shares, options, share or option prices, etc., have been calculated or adjusted to give effect to the reverse split.

         Only holders of record of the outstanding 4,898,192 shares of common stock as of the Record Date will be entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote. The following table sets forth certain information as of the Record Date with respect to: (1) each executive officer and director; (2) all executive officers and directors of Teletouch as a group; and (3) all persons known by Teletouch to be the beneficial owners of five percent or more of Teletouch common stock.

                                                                                  Percentage of Outstanding
Name and Address                                         Number of Shares          Shares of Common Stock
of Beneficial Owner (1)                                 Beneficially Owned           Beneficially Owned
----------------------------------------------------    ------------------        -------------------------
Robert M. McMurrey (2)(3)(4)                                1,217,966                      24.8%
110 N. College, Suite 200
Tyler, TX  75702


J. Richard Carlson (2)(3)(5)                                  253,870                       4.9%
110 N. College, Suite 200
Tyler, TX  75702


Clifford E. McFarland (3)(6)                                   13,999                         *
McFarland, Grossman & Company
9821 Katy Freeway, Suite 500
Houston, TX  77024


Charles C. Green III (3)(7)                                     7,999                         *
Castle Tower Holding Corporation
510 Bering, Suite 310
Houston, TX  77057


Continental Illinois Venture Corporation (8)                5,846,055                      58.3%
231 South La Salle Street
Chicago, IL  60697


Marcus D. Wedner (3)(9)                                     5,852,721                      58.3%
Continental Illinois Venture Corporation
231 South La Salle Street
Chicago, IL  60697


Thomas E. Van Pelt, Jr. (3)(10)                               518,429                      10.6%
Talon Equity Partners, LLC
350 Talon Center
Detroit, MI  48209


Thomas E. Gage (3)(11)                                         57,999                       1.2%
Marconi Pacific, LLC
7910 Woodmont Avenue, Suite 540
Bethesda, MD  20814


J. Kernan Crotty (2)(12)                                       26,078                        *
110 N. College, Suite 200
Tyler, TX  75702


CIVC Partners I (13)                                          511,763                       9.9%
c/o Continental Illinois Venture Corporation
231 South La Salle Street
Chicago, IL  60697

                                                                                  Percentage of Outstanding
Name and Address                                         Number of Shares          Shares of Common Stock
of Beneficial Owner (1)                                 Beneficially Owned           Beneficially Owned
----------------------------------------------------    ------------------        -------------------------
GM Holdings, L.L.C. (14)                                      701,526                      13.5%
201 Fourth Avenue North, 11th Floor
Nashville, TN  37219


All Executive Officers & Directors as a Group               7,430,632                      71.5%
(8 Persons) (15)

---------------
*        Denotes less than one percent.
(1) Unless otherwise noted, Teletouch believes that all of such shares are owned of record by each individual named as beneficial owner and that such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them. Such person's percentage ownership is determined by assuming that the options or convertible securities that are held by such person, and which are exercisable within 60 days from the date hereof, have been exercised or converted, as the case may be.
(2)      Executive Officer.
(3)      Director.
(4) Mr. McMurrey is the sole owner of the outstanding stock of Rainbow Resources, which is the direct owner of 1,200,000 of such shares. Includes 16,666 shares underlying the currently exercisable portion of options issued to Mr. McMurrey. By virtue of Mr. McMurrey's sole ownership of Rainbow Resources, he may be deemed to be a "parent" of Teletouch pursuant to the Securities Exchange Act.
(5) Includes 238,304 shares underlying the currently exercisable portion of a stock option granted to Mr. Carlson.
(6) Includes 7,999 shares underlying stock options granted to Mr. McFarland.
(7)      Includes 7,999 shares underlying stock options granted to Mr. Green.
(8) Includes 2,660,840 shares of common stock underlying a warrant issued to Continental Illinois Venture Corporation ("CIVC") and 1,945,038 shares of common stock underlying warrants to purchase 324,173 shares of non-voting Series B Preferred Stock (each share of Series B Preferred Stock is convertible into six shares of common stock). Also includes 716,461 shares of common stock issued, and 523,716 shares of common stock issuable, to parties related to and not related to CIVC for which CIVC holds the voting rights. CIVC may be deemed to be the beneficial owner of such additional shares pursuant to the rules of attribution of beneficial ownership set forth in Rule 13d-3 under the Securities Exchange Act. CIVC disclaims beneficial ownership of such 716,461 and 523,716 shares of common stock. Does not include liquidation value of $11,818,000 (or 11,818 shares) of non-voting Series A Preferred Stock issued to CIVC. CIVC may be deemed to be a "parent" of Teletouch pursuant to the Securities Exchange Act.
(9) Includes 6,666 shares of common stock underlying stock options. The remaining holdings represent shares of common stock issued or underlying currently exercisable warrants or convertible preferred shares issued to CIVC, of which Mr. Wedner is a Managing Director, and to certain related parties of CIVC (including CIVC Partners I, of which Mr. Wedner is a general partner) and others. Because he holds voting control over (i) Teletouch securities owned by CIVC and (ii) Teletouch securities covered by proxies granted by others to CIVC, Mr. Wedner may be deemed to be the beneficial owner of all such shares pursuant to the rules of attribution of beneficial ownership set forth in Rule 13d-3 under the Exchange Act.
(10) Includes 6,666 shares of common stock underlying stock options. Also includes 511,763 shares of common stock issued or underlying exercisable warranties or convertible Preferred Stock issued to CIVC Partners I, of which Mr. Van Pelt is a general partner. All of such shares are also included in the figure reported for CIVC in this table, because CIVC holds the voting power, but not the dispositive power, for such shares.
         See Footnote 8.
(11) Includes 50,000 shares underlying warrants granted to Marconi Pacific, LLC, of which Mr. Gage is Chairman, and 7,999 shares underlying stock options granted to Mr. Gage.
(12)     Includes 26,078 shares underlying stock options granted to Mr. Crotty.
(13) Includes 216,114 shares of common stock which may be acquired upon conversion of 36,019 shares of non-voting Series B Preferred Stock. All of such shares are also included in the figure reported for CIVC in this table, because CIVC holds the voting power, but not the dispositive power, for such shares. See Footnote 8. Does not include liquidation value of $1,313,000 (or 1,313 shares) of Series A Preferred Stock issued to CIVC Partners I. Each of Messrs. Wedner and Van Pelt is a general partner of CIVC Partners I and each has voting and dispositive control over the securities of Teletouch held by CIVC Partners I.
(14) Includes 296,250 shares of common stock which may be acquired upon conversion of 49,375 shares of non-voting Series B Preferred Stock. All of such shares are also included in the figure reported for CIVC in this table because CIVC holds the voting power, but not the dispositive power, for such shares. See Footnote 8. Does not include liquidation value of $1,800,000 (or 1,800 shares) of Series A Preferred Stock issued to GM Holdings, L.L.C.
(15) Includes 1,939,327 shares of common stock issued and outstanding and 5,491,035 shares of common stock underlying exercisable warrants, options and convertible preferred shares.

DO ANY OF THE OFFICERS AND/OR DIRECTORS HAVE AN INTEREST IN THE MATTERS TO BE ACTED UPON?

         Charles C. Green II and Thomas E. Van Pelt, Jr. have been nominated for re-election as Class III Directors and, therefore, have an interest in the outcome of Proposal 1.

DID DIRECTORS, EXECUTIVE OFFICERS AND GREATER-THAN-10% STOCKHOLDERS COMPLY WITH
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN 2000?

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% percent of a registered class of Teletouch equity securities (collectively, "Reporting Persons"), to file reports of ownership and changes in ownership of equity securities of Teletouch with the SEC and the American Stock Exchange. Reporting Persons are required by SEC regulation to furnish Teletouch with copies of all Section 16(a) forms that they file.

         Based solely upon a review of copies of such forms furnished to Teletouch pursuant to the Exchange Act during the fiscal year ended May 31, 2000, Teletouch is not aware of any executive officer, director or 10% percent shareholder who failed to file on a timely basis any report required to be filed by Section 16(a) of the Exchange Act.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

         The names of all directors and executive officers of Teletouch as of the date hereof are as follows:

NAME                            YEARS WITH TELETOUCH       POSITION WITH TELETOUCH
--------------------------      --------------------       ------------------------------------------
Robert M. McMurrey                       16                Chairman of the Board of Directors
J. Richard Carlson                       3                 Director, President, Chief Executive
                                                           Officer and Chief Operating Officer
Clifford E. McFarland                    5                 Director
Charles C. Green III                     5                 Director
Marcus D. Wedner                         5                 Director
Thomas E. Van Pelt, Jr.                  3                 Director
Thomas E. Gage                           3                 Director
J. Kernan Crotty                         2                 Executive Vice President, Chief
                                                           Financial Officer and Assistant Secretary

         Biographical information with respect to the present executive officers and directors of Teletouch, including the nominees for Class III Director, is set forth below.

         Robert M. McMurrey, Chairman of the Board, has been a director of Teletouch since 1984. He served as Chief Executive Officer until February 2000. He is also the President, Chief Executive Officer, a director and the sole stockholder of Rainbow Resources. Through Rainbow Resources, Mr. McMurrey acquired a controlling interest in Teletouch in 1984. Mr. McMurrey was active in the oil and gas industry for over 30 years. Mr. McMurrey received a B.S. Degree in Petroleum Engineering from the University of Texas in 1971. Mr. McMurrey is 54 years old and is a Class I director.

         J. Richard Carlson was appointed President and Chief Operating Officer of Teletouch in August 1997. He was appointed to fill a Class II vacancy on the Board of Directors in November 1998 and in February 2000 was appointed Chief Executive Officer. From January 1997 to August 1997, he owned and operated Diamond Wireless Group, Inc., a consulting firm in Alexandria, Virginia. From August 1995 to December 1996, Mr. Carlson was Vice President of Marketing for IDB Mobile Communications, a provider of mobile satellite services. Mr. Carlson is 38 years old and is a Class II director.

         Clifford E. McFarland has been a director of Teletouch since May 1995. In 1991 Mr. McFarland co-founded McFarland, Grossman & Company ("MGC"), an investment bank in Houston, Texas. Mr. McFarland served as the President and a Managing Director of MGC since its inception. From time to time, MGC has rendered investment banking services to Teletouch. See "Compensation of Directors and Executive Officers--Consulting and Other Arrangements."
Mr. McFarland is 44 years old and is a Class I director.

         Charles C. Green III has been a director of Teletouch since May 1995. In September 1997, he became Executive Vice President and Chief Financial Officer of Castle Tower Holding Corporation, a telecommunications holding company. During 1997 he was Executive Vice President, Chief Financial Officer and a director of Bellweather Exploration Company, an independent oil and gas company in Houston. From 1995 to 1996, Mr. Green was Vice Chairman and Chief Investment Officer of Torch Energy Advisors Incorporated, a Houston, Texas based manager of oil and gas investments for domestic and foreign institutional investors. Mr. Green is 54 years old and is a Class III director.

         Marcus D. Wedner has been a director of Teletouch since August 1995. Since 1992, Mr. Wedner has been a Managing Director of CIVC, a venture capital investing company. Mr. Wedner is also a director of TransWestern Publishing Company, L.P., the holding company of an independent publisher of yellow pages directories. Mr. Wedner is 37 years old and is a Class II director.

         Thomas E. Van Pelt, Jr. has been a director of Teletouch since March 1998. From January 2000, Mr. Van Pelt is a general partner of Talon Equity Partners, LLC, a private equity firm. From 1994 to 2000, Mr. Van Pelt has been a Managing Director of CIVC. From 1990 to 1994 he was Vice President of Continental Bank. Mr. Van Pelt is 36 years old and is a Class III director.

         Thomas E. Gage has been a director of Teletouch since March 1998. Since 1996, Mr. Gage has been Chairman and owner of Marconi Pacific, LLC, a Bethesda, Maryland consulting firm. From time to time, Marconi Pacific provides consulting services to Teletouch. See "Compensation of Directors and Executive Officers--Consulting and Other Arrangements." Mr. Gage is 49 years old and is a Class I director.

         J. Kernan Crotty joined Teletouch as Executive Vice President and Chief Financial Officer in November 1998. From 1995 to 1998, Mr. Crotty was founder and a principal of Latah Creek Investment Company, a manufacturer and importer of home furnishings, as well as a principal and Vice President of Courtside Products, Inc., a manufacturer and importer of sporting goods. Mr. Crotty is 56 years old and holds an MBA degree from New York University.

         All officers of Teletouch are appointed to serve in such capacities until the next annual meeting of the Board of Directors of Teletouch and until their successors are duly elected and qualified.

THE BOARD OF DIRECTORS

         The Board of Directors oversees the business affairs of Teletouch and monitors the performance of management. Pursuant to the Teletouch By-Laws, the Board of Directors has established that the Board of Directors shall consist of seven members.

         The current directors are designated in each class as follows:
Class I - Robert M. McMurrey, Clifford E. McFarland and Thomas E. Gage;
Class II - J. Richard Carlson and Marcus D. Wedner; and Class III - Charles C. Green III and Thomas E. Van Pelt, Jr.

         Class I directors stand for re-election at the annual meeting of stockholders in 2001. Class II directors stand for re-election at the annual meeting of stockholders in 2002. Class III directors, Charles C. Green III and Thomas E. Van Pelt, Jr. stand for re-election at the Annual Meeting. Each member of the Board of Directors then elected will serve for a term of three years or until a successor has been elected and qualified.

         The Board of Directors met three times during the fiscal year ended
May 31, 2000. Mr. Green was not present at two Board of Directors' meetings; Mr. Van Pelt was not present at one such meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has established three standing committees, namely, an Audit Committee, a Compensation Committee and an Executive Committee. The Board of Directors does not have a standing nominating committee or any committee serving a similar function.

         Audit Committee. The duties and responsibilities of the Audit
Committee are to recommend the selection of the independent public accountants for Teletouch to the Board of Directors, to review the scope and cost of the audit, to review the performance and procedures of the auditors, to review the final report of the independent auditors, to be available for consultation with the independent auditors, to review with the Teletouch Chief Financial Officer and independent auditors corporate accounting practices and policies and financial controls, and to perform all other such duties as the Board of Directors may from time to time designate. The members of the Audit Committee are Clifford E. McFarland, chairman, Thomas E. Van Pelt, Jr. and Thomas E. Gage. During the fiscal year ended May 31, 2000, the Audit Committee held one meeting.

         Compensation Committee. The duties and responsibilities of the Compensation Committee are to review periodically the compensation of executive officers and other key employees, to make recommendations as to bonuses and salaries, and to perform all other such duties as the Board of Directors may from time to time designate. The members of the Compensation Committee are Marcus D. Wedner, chairman, and Charles C. Green III. During the fiscal year ended May 31, 2000, the Compensation Committee held one meeting.

         Executive Committee. The duties and responsibilities of the Executive Committee are to exercise the powers and authority of the Board of Directors in the management of the business and affairs of Teletouch, to the extent not assigned to other committees of the Board of Directors and to the extent permitted by Delaware law and the By-Laws of Teletouch. The members of the Executive Committee are Robert M. McMurrey and Marcus D. Wedner. During the fiscal year ended May 31, 2000, the Executive Committee held no meetings.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the aggregate cash compensation paid to the Teletouch Chief Executive Officer and each other officer receiving compensation in excess of $100,000 for services rendered to Teletouch during the fiscal years ended May 31, 2000, 1999 and 1998. The figures set forth in the following tables relating to stock and stock options are adjusted to give effect to the Teletouch reverse stock split, which occurred on June 25, 1998.

         SUMMARY COMPENSATION TABLE



                                          Annual Compensation                       Long-Term Compensation
-------------------------------------------------------------------------------------------------------------
                                                                                Restricted      Securities
 Name and                                                      Other Annual       Stock         Underlying
 Principal Position       Year    Salary ($)  Bonus ($)(1)   Compensation ($)  Awards ($)(2)  Option/SARs (#)
-------------------------------------------------------------------------------------------------------------
Robert M. McMurrey (3)    2000     175,000       40,000            ---             ---            ---
Chairman of the Board     1999     175,000       25,000            ---             ---            ---
                          1998     175,000       50,000            ---             ---            ---
-------------------------------------------------------------------------------------------------------------
J. Richard Carlson (4)    2000     193,987      140,000            ---             ---          166,667
President, CEO and COO    1999     175,000       65,000            ---             ---            ---
                          1998     145,833       80,000            ---             ---          333,333
-------------------------------------------------------------------------------------------------------------
J. Kernan Crotty (5)      2000     125,000       45,000            ---             ---            ---
Executive Vice            1999      66,018       41,500            ---             ---          50,000
President and CFO         1998       ---          ---              ---             ---            ---
-------------------------------------------------------------------------------------------------------------

---------------
(1) Unless otherwise indicated, bonuses shown were paid in the fiscal year following the year in which services were provided.
(2) The number and value of the aggregate restricted stock beneficial holdings for the named executives at the end of the last fiscal year, based on the closing price of the common stock on May 31, 2000, were as follows (without giving effect to the consideration paid for the securities held): Mr. McMurrey: 1,200,000 shares, with a value of $2,475,000; Mr. Carlson: 15,566 shares, with a value of $32,105, and Mr. Crotty, no shares.
(3) Mr. McMurrey was also Chief Executive Officer of Teletouch until February 2000. He currently holds options to purchase 16,666 shares issued in 1995.
(4) Mr. Carlson became an employee of Teletouch during fiscal year 1998; consequently the fiscal 1998 salary figure is for an abbreviated period. He became Chief Executive Officer in February 2000. Under the terms of the employment agreement between Teletouch and Mr. Carlson, Mr. Carlson's annual salary rate is $200,000, however, he is currently paid at the 1999 level, $175,000 per annum, and the remaining amount is being accrued for future payment by Teletouch. The bonus amount reported for Mr. Carlson for fiscal year 2000 includes $100,000 paid upon renewal of his employment agreement in June 2000.
(5) Mr. Crotty became an employee of Teletouch during fiscal year 1999; consequently the fiscal 1999 salary figure is for an abbreviated period. Mr. Crotty's annual salary rate is $125,000. The bonus shown for Mr. Crotty includes $10,000 paid upon joining the Company.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information with respect to options granted during the fiscal year ended May 31, 2000 to Messrs. McMurrey, Carlson and Crotty, and as set forth above in the Summary Compensation Table.

                               Number of Securities          Percent of Total
                                    Underlying            Options/SARs Granted to    Exercise or Base   Expiration
Name                         Options/SARs Granted (#)    Employees in Fiscal Year     Price ($/Sh)(1)      Date
----------------------       ------------------------    ------------------------    ----------------   ----------
Robert M. McMurrey                     ---                          ---                     ---             ---
J. Richard Carlson                   166,667                       100%                     $.87          06/25/10
J. Kernan Crotty                       ---                          ---                     ---             ---

(1) In December 1999, the Company reduced the exercise price of all outstanding employee and director owned stock options to $0.87, which was equal to the average of the closing price of the Company's common stock for the 20-trading days prior to December 1, 1999.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth certain information with respect to: (i) options exercised during the fiscal year ended May 31, 2000 by Messrs. McMurrey, Carlson and Crotty, as set forth above in the Summary Compensation Table, and
(ii) unexercised options held by such persons at the end of the fiscal year ended May 31, 2000.

                                                     Number of Securities Underlying    Value of Unexercised in the Money
                                                         Unexercised Options/SARs        Options/SARs at the Fiscal Year
                            Shares                        at Fiscal Year End (#)              Ended May 31, 2000 ($)
                          Acquired On      Value     -------------------------------    ---------------------------------
Name                      Exercise (#)  Realized ($)    Exercisable    Unexercisable        Exercisable    Unexercisable
--------------------      ------------  ------------    -----------    -------------        -----------    -------------
Robert M. McMurrey            ---           ---           16,666(1)            0              34,374               0
J. Richard Carlson            ---           ---          200,000         133,333             412,500         274,999
J. Kernan Crotty              ---           ---           19,507          30,493              40,233          62,892

(1) Options to exercise an option to purchase 66,666 shares expired unexercised subsequent to the fiscal year ended May 31, 1999.

EMPLOYMENT AGREEMENTS

         In August 1995, Teletouch entered into an employment agreement with Mr. McMurrey, Chairman of the Board and then Chief Executive Officer. Pursuant to the employment agreement, Mr. McMurrey was employed at a base salary of $175,000 per annum for the three years ending August 1998, and was entitled to bonuses based on a performance formula. Pursuant to the agreement, Teletouch issued to Mr. McMurrey options to purchase 16,666 shares of common stock, which are vested in full. Mr. McMurrey's employment agreement was extended for an additional one-year period, according to its terms, and to date has not been further extended or renewed.

         In July 1997, Teletouch entered into an employment agreement with J. Richard Carlson, President, Chief Executive Officer and Chief Operating Officer. Pursuant to the agreement, Mr. Carlson was employed at a base salary of $175,000 per annum for the first two years ending August 4, 1999, and was entitled to bonuses based on a performance formula. Teletouch issued to Mr. Carlson options to purchase 333,333 shares of common stock, exercisable at $.87 per share, vesting in five equal annual installments over five years.

         Mr. Carlson's employment agreement was been renewed on June 25, 2000 for a term ending in May 2001, at an annual salary of $200,000. At present, Mr. Carlson is drawing salary equal to the previous year's level, $175,000, and Teletouch is accruing the difference to be paid to him in the future. The new employment agreement entitles him to bonuses based on a performance formula, and permits Teletouch to terminate Mr. Carlson's employment for "cause" or for any other reason, provided that in the latter case Teletouch is obligated to continue his base salary (at twice the then current rate) for 12 months. The agreement requires that Mr. Carlson devote substantially all of his business time to Teletouch. Under the renewed agreement, Teletouch issued to Mr. Carlson options to purchase 166,667 shares of common stock, exercisable at $2.225 per share, which vest ratably over a two-year period. Teletouch also paid Mr. Carlson a $100,000 signing bonus upon his renewal of the employment agreement. The agreement also contains confidentiality and non-competition provisions. In addition, the agreement provides for death benefits and disability benefits and provide for the payment by Teletouch of any expenses of the employee incurred in any successful proceeding to enforce provisions of his employment agreement.

         Teletouch has no employment agreement with Mr. Crotty as of the date of this Proxy Statement.

CONSULTING AND OTHER ARRANGEMENTS

         Thomas E. Gage, a director of Teletouch, is the Chairman of Marconi Pacific LLC which provides consulting services to Teletouch on an as-needed basis. During the fiscal year ended May 31, 2000, the Company paid Marconi Pacific $118,952 for services rendered to Teletouch.

         Clifford E. McFarland, a director of Teletouch, is President and a Managing Director of McFarland, Grossman & Company. During the fiscal year ended May 31, 2000, Teletouch paid $5,199 to Mr. McFarland's firm for consulting services.

STOCK OPTION PLAN

         Under the Teletouch Communications, Inc. 1994 Stock Option and Appreciation Rights Plan (the "Stock Option Plan"), directors of Teletouch who are not also employees may participate in the Stock Option Plan only to the extent of grants of Non-Qualified Options on a non-discretionary basis pursuant to a formula set forth in the Stock Option Plan to the effect that on the date of election to the Board, each non-employee director shall receive a Non-Qualified Option to purchase 6,666 shares of common stock at an exercise price equal to the fair market value per share of the common stock on that date. Each such option shall vest and become exercisable one year from the date of grant thereof. Messrs. Green, McFarland, Wedner, Van Pelt and Gage were each granted such an option upon their joining the Board of Directors. In addition, the Board of Directors has adopted a policy providing that each non-employee, non-affiliate director shall receive a non-discretionary Non-Qualified Option pursuant to the Stock Option Plan to purchase 666 shares of common stock effective as of June 1, 1998 and subsequently on the first business day of January each year beginning in January 1999. Such option will be exercisable at a price equal to the closing market price on the date of grant, and will vest in full one year from the date of grant. Messrs. Gage, Green and McFarland were each granted such an option to purchase 666 shares effective June 1, 1998, January 4, 1999 and January 3, 2000, and Mr. Van Pelt was granted such an option for 666 shares on January 3, 2000.

REMUNERATION OF DIRECTORS

         As stated in the previous paragraph, all non-employee directors are entitled to receive a one-time grant of options to purchase 6,666 shares of common stock upon election as a director; and all non-employee non-affiliate directors are entitled to receive a grant of options to purchase 666 shares of common stock on the first business day of each calendar year. All directors are entitled to reimbursement of reasonable travel and lodging expenses related to attending meetings of the Board of Directors.

         In July 1998, Teletouch instituted a policy directing that every non-employee, non-affiliate director of Teletouch would be paid $500 for attendance at meetings of the Board of Directors ($100 for telephonic attendance). Such amount is in addition to reimbursement to such directors for out-of-pocket expenses related to meeting attendance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee are Charles C. Green III and Marcus D. Wedner. Neither is an officer or employee of Teletouch.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following paragraphs constitute the report of the Compensation Committee of the Board of Directors (the "Committee") on executive compensation policies for fiscal year 2000. In accordance with SEC rules, this report shall not be deemed to be incorporated by reference into any statements or reports filed by Teletouch with the SEC that do not specifically incorporate this report by reference, even if this Proxy Statement is incorporated into any such report.

         The Committee administers the compensation program for operating officers of Teletouch and bases its decisions on both individual performance and the financial results achieved by Teletouch. While the Committee consults with the Chairman of the Board and the Chief Executive Officer on certain matters, all compensation decisions are made by the Committee without such officers' participation.

Objectives

         The objectives of the Company's executive compensation program are to:

         -        Attract and retain talented and productive executive officers;
         - Provide incentives for executive officer for superior performance; and

         - Align interests of the executive officers of the Company with those of the Company and reward executive officers according to their contribution the Company's success.

Components

         The principal elements of the compensation program for executive officers are base salary, performance-based annual bonuses and stock options. For a summary of the executive compensation for the fiscal year of 2000, see the Summary Compensation Table under the heading "Compensation of Directors and Executive Officers" above.

         Base Salaries. The Committee has based its decisions on salaries for the Teletouch executive officers, including its Chairman, Chief Executive Officer and Chief Financial Officer, on a number of factors, both objective and subjective. Objective factors considered include amounts set in employment agreements or terms of employment, increases in the cost of living, our company's overall historical performance, and comparable industry data, although no specific formulas based on such factors have been used to determine salaries. Salary decisions are based primarily on the Committee's subjective analysis of the factors contributing to our long-term success and of the executives' individual contributions to such success.

         Bonuses. The Company rewards its executive officers with annual bonuses based upon the performance of Teletouch and each executive. Bonuses are generally paid if Teletouch meets or surpasses certain annual cash flow objectives, including consideration of EBITDA (earnings before interest, taxes, depreciation and amortization) and if the executive meets or exceeds certain non-financial objectives. The financial objectives for Teletouch and the performance standards for executives are generally established by the Committee. For fiscal 2000, Teletouch paid bonuses to Mr. McMurrey ($40,000), Mr. Carlson ($140,000, of which $100,000 was a signing bonus), and Mr. Crotty ($45,000).

         Stock Options. The Committee views stock options as its primary long-term compensation vehicle for the Teletouch executive officers. Stock options generally are granted at the prevailing market price on the date of grant and will have value only if the Teletouch stock price increases. Options granted under the Teletouch 1994 Stock Option Plan generally vest in annual increments over five years beginning one year after the date of the grant. Grants of stock options generally are based upon the performance of Teletouch, the level of the executive's position within Teletouch and an evaluation of the executive's past and expected future performance. The Committee grants stock options periodically, but not necessarily on an annual basis. During fiscal 2000, the company granted Mr. Carlson an option to purchase 166,667 shares of common stock at an exercise price of $2.225 per share, pursuant to his renewed employment agreement.

         Chief Executive Officer. The salary established in fiscal 2000 for Mr. Carlson, the President, Chief Executive Officer and Chief Operating Officer of Teletouch, was based on the factors and analysis described.
Specific factors considered by the Committee include Mr.

Carlson's current responsibilities with Teletouch and the Teletouch executive bonus structure described above.

                                By the members of the Compensation Committee:
                                         Marcus D. Wedner, Chairman
                                         Charles C. Green III




PERFORMANCE GRAPH

         The following graph compares the Teletouch cumulative total shareholder return since May 31, 1995 with that of the American Stock Exchange (the AMEX Composite Index, which on January 2, 1997 replaced the AMEX Market Value Index) and a peer group index. The graph assumes an initial investment of $100.00 on May 31, 1995 and the reinvestment of dividends where applicable. All data relating to the Teletouch total return in the performance graph has been adjusted to give effect to the Teletouch June 1998 reverse stock split. The Company has never paid a dividend on its common stock.


                          TOTAL RETURN TO STOCKHOLDERS
                      (ASSUMES $100 INVESTMENT ON 5/31/95)



TOTAL RETURN ANALYSIS

                            5/31/95       5/31/96       5/31/97      5/31/98       5/31/99         5/31/00
TELETOUCH COMMUNICATIONS    $ 100.00      $ 161.73      $  46.91     $  96.30      $  26.63       $  39.94
PEER GROUP                  $ 100.00      $ 117.17      $  50.51     $  83.84      $  82.82       $  84.07
AMEX                        $ 100.00      $ 124.78      $ 126.55     $ 151.33      $ 166.89       $ 196.95


SOURCE: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from Bloomberg Financial Markets.

Note: Skytel Communications was acquired by MCI WorldCom, effective October 1, 1999, and is not included in the current peer group.

Pagemark Wireless changed its name to WebLink Wireless, effective December 1, 1999, and Preferred Networks changed its name to PNI Technologies, effective August 22, 2000.

                              CERTAIN TRANSACTIONS

         Except as otherwise disclosed herein, there were no reportable transactions in the last fiscal year between Teletouch and its executive officers, directors or affiliates. See "Compensation of Directors and Executive Officers--Employment Agreements" and "Compensation of Directors and Executive Officers--Consulting and Other Arrangements."

                       DISCUSSION OF PROPOSALS RECOMMENDED
                        FOR CONSIDERATION BY STOCKHOLDERS

                                   PROPOSAL 1
          TO ELECT TWO CLASS III DIRECTORS TO SERVE FOR THREE YEARS AND
         UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY

         The Board of Directors has concluded that the re-election of the Class III directors is in the best interests of Teletouch and recommends stockholder approval of the re-election of Charles C. Green III and Thomas E. Van Pelt, Jr. for three-year terms and until their successors have been duly elected and shall qualify. The remaining five directors will continue to serve in their positions for the remainder of their terms. Biographical information concerning Messrs. Green and Van Pelt and the other Teletouch directors can be found under "Information About Directors and Executive Officers."

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of Messrs. Green and Van Pelt, the Board of Directors nominees. Although the Board of Directors of Teletouch does not contemplate that such nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other persons as may be nominated by the Board of Directors.

         Each of Messrs. Green and Van Pelt must receive a plurality of votes cast in order to be elected. The Board of Directors unanimously recommends a vote FOR the election of Messrs. Green and Van Pelt, the nominees listed above.

                                   PROPOSAL 2
                  TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
                           AS INDEPENDENT ACCOUNTANTS

         The Board of Directors, upon recommendation of the Audit Committee, concluded that the continued engagement of Ernst & Young LLP as our independent public accountants was in the best interests of Teletouch. Representatives of Ernst & Young LLP will be present at the 2000 Annual Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are expected to be available to respond to appropriate questions.

         Proposal 2 must be approved by a majority of the votes cast in order to be effective. The Board of Directors unanimously recommends a vote FOR the ratification of the selection of Ernst & Young LLP as independent public accountants for Teletouch.

                              OTHER PROPOSED ACTION

         The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the annual meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote thereon in accordance with the recommendation of the Board of Directors.

         Stockholders should note that the Teletouch By-Laws provide that no proposals or nominations of directors by stockholders shall be presented for vote at an Annual Meeting of stockholders unless notice complying with the requirements in the By-Laws is provided to the Board of Directors or the Teletouch Secretary no later than the close of business on the fifth day following the day on which notice of the Annual Meeting is first given to stockholders.

                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

         If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Teletouch Board of Directors with respect to the next annual meeting of stockholders, that proposal must be presented to the Teletouch management prior to May 31, 2001.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.


                                    BY ORDER OF THE BOARD OF DIRECTORS OF
                                    TELETOUCH COMMUNICATIONS, INC.


                                    /s/ Susie F. Smith

                                    Susie F. Smith
                                    Secretary

TELETOUCH COMMUNICATIONS, INC.                                             PROXY

        ANNUAL MEETING OF STOCKHOLDERS OF TELETOUCH COMMUNICATIONS, INC.
                              ON NOVEMBER 9, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints J. Richard Carlson, Thomas E. Gage, Charles
C. Green III, Clifford E. McFarland, Robert M. McMurrey, Thomas E. Van Pelt, Jr. and Marcus D. Wedner, and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders to be held on November 9, 2000 at 8:00 a.m. at the Adolphus Hotel, 1321 Commerce, Dallas, Texas or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, on such other business as may properly come before the meeting.

1. TO ELECT TWO CLASS III DIRECTORS TO SERVE FOR THREE YEARS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY.

    [ ] FOR THE NOMINEES LISTED BELOW                         [ ] WITHHOLD AUTHORITY
                                                                  to vote for the nominees listed below

   (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEE STRIKE A LINE
                       THROUGH THE NOMINEE'S NAME BELOW:)

          Charles C. Green III                Thomas E. Van Pelt, Jr.

2. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

    NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

    IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                                 Dated:                   , 2000
                                                    -----------------------

                                                 -------------------------------
                                                            Signature

                                                 -------------------------------
                                                    Signature if held jointly

    PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.